Exhibit 10.36

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

TEXAS OIL GATHERING AGREEMENT

AGREEMENT ADDENDUM 01

PERMIAN

CONTRACT NUMBER: BLPR01-OG

This AGREEMENT ADDENDUM 01 (this “Agreement Addendum”) (a) shall be effective as among the Persons named below as “Producer” and “Midstream Co” as of the date specified below as the “Effective Date,” (b) incorporates the Texas Agreement Terms and Conditions Relating to Crude Oil Gathering Services (the “Agreement Terms and Conditions”), which were last amended effective as of the Effective Date, and (c) together with the Agreement Terms and Conditions, shall constitute one contract and shall be the Agreement of the Parties. Except as otherwise set forth herein (i) all terms shall have the meanings assigned to such terms in the Agreement Terms and Conditions, and (ii) all references to Exhibits, Appendices, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Appendices, Articles, Sections, subsections and other subdivisions of or to the Agreement Terms and Conditions.

Producer desires to contract with Midstream Co for Midstream Co to provide the Services utilizing the Individual System, and Midstream Co desires to provide the Services to Producer, on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements in this Agreement, Midstream Co and Producer hereby agree as follows:

Producer	Rosetta Resources Operating LP, a Delaware limited partnership

Midstream Co	Blanco River DevCo LP, a Delaware limited partnership

Parties	The term “Party” or “Parties” shall refer to Producer and Midstream Co identified in this Agreement Addendum

Effective Date	September 1, 2016

Agreement Addendum 01 – Page 1

Texas Crude Oil Gathering Agreement

Permian

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Dedication Area

The following areas within Reeves County, Texas:

H&GNRR Block 5

H&GNRR Block 6

H&GNRR Block 13

PSL Block C18

PSL Block C10

PSL Block C9

PSL Block C8

PSL Block C7

PSL Block C6

T&P RR Block 51-T7

T&P RR Block 50-T7

Individual Fee	$[**].

Agreement Addendum 01 – Page 2

Texas Crude Oil Gathering Agreement

Permian

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Notices and Payments
Notice Address – General Matters & Correspondence

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:     Chief Financial Officer

     John F. Bookout, IV

Telephone:   (832) 639-7134

Email:          John.Bookout@nblenergy.com

Producer:

Rosetta Resources Operating LP

c/o Noble Energy, Inc.

1001 Noble Energy Way

Houston, TX 77070

Attention: John Nedelka, Director Revenue Accounting

Telephone: (281) 872-3120

Email: John.Nedelka@nblenergy.com

Agreement Addendum 01 – Page 3

Texas Crude Oil Gathering Agreement

Permian

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Notice Address – Operational Matters

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:     Chief Operating Officer

     John C. Nicholson

Telephone:   (281) 876-6186

Email:          John.Nicholson@nblenergy.com

Producer:

Rosetta Resources Operating LP

c/o Noble Energy, Inc.

1001 Noble Energy Way

Houston, TX 77070

Attention: John Nedelka, Director Revenue Accounting

Telephone: (281) 872-3120

Email: John.Nedelka@nblenergy.com

Agreement Addendum 01 – Page 4

Texas Crude Oil Gathering Agreement

Permian

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Notice Address – Force Majeure and Marketing interruptions

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:     Chief Operating Officer

     John C. Nicholson

Telephone:   (281) 876-6186

Email:          John.Nicholson@nblenergy.com

Producer:

Rosetta Resources Operating LP

c/o Noble Energy, Inc.

1001 Noble Energy Way

Houston, TX 77070

Attention: John Nedelka, Director Revenue Accounting

Telephone: (281) 872-3120

Email: John.Nedelka@nblenergy.com

Notice Address – Invoicing Matters

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention: Ian Dams

Telephone: (832) 639-7406

Email: ian.dams@nblenergy.com

Producer:

Rosetta Resources Operating LP

c/o Noble Energy, Inc.

1001 Noble Energy Way

Houston, TX 77070

Attention: John Nedelka, Director Revenue Accounting

Telephone: (281) 872-3120

Email: John.Nedelka@nblenergy.com

Agreement Addendum 01 – Page 5

Texas Crude Oil Gathering Agreement

Permian

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Payments by Electronic Funds Transfer

Midstream Co:

ABA for wire: 021000021

ABA for ACH: 111000614

Account Number: 880285205

Account Name: Blanco River DevCo LP

Financial Institution: JP Morgan

Bank Swift: CHASUS33

Producer:

ABA/Routing Number: 021000021

Account Number: 700628402

Account Name: Rosetta Resources Operating LP

Financial Institution: JPMorgan Chase – New York

Bank Swift: CHASUS33

(End of Agreement Addendum 01)

Agreement Addendum 01 – Page 6

Texas Crude Oil Gathering Agreement

Permian

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate originals to be effective as of the Effective Date.

“Producer”

ROSETTA RESOURCES OPERATING LP

BY: ROSETTA RESOURCES OPERATING GP, LLC, its general partner

By:	/s/ Charles J. Rimer
	Name:	Charles J. Rimer
	Title:	President

STATE OF COLORADO	)
) ss.
COUNTY OF DENVER	)

The foregoing instrument was acknowledged before me this 25th day of August 2016, by Charles J. Rimer as President of Rosetta Resources Operating GP, LLC, a Delaware limited liability company, acting as the general partner of Rosetta Resources Operating LP, a Delaware limited partnership.

WITNESS my hand and official seal.

My commission expires:	03/17/2018

/s/ Christine Usher
Notary Public

Agreement Addendum 01 – Signature Page 1

Texas Crude Oil Gathering Agreement

Permian

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

“Midstream Co”

BLANCO RIVER DEVCO LP

By: Blanco River DevCo GP LLC
By: Noble Midstream Services, LLC

By:	/s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer

STATE OF TEXAS	)
) ss.
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this 25th day of August 2016, by Terry R. Gerhart as Chief Executive Officer of Noble Midstream Services, LLC, in its capacity as sole member of Blanco River DevCo GP LLC, in its capacity as the general partner of Blanco River DevCo LP, a Delaware limited partnership.

WITNESS my hand and official seal.

My commission expires:	05/05/2018

/s/ Joanne Garner
Notary Public

Agreement Addendum 01 – Signature Page 2

Texas Crude Oil Gathering Agreement

Permian